UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023, (July 20, 2023)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd., Fremont, CA 94538
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01	Entry into a Material Definitive Agreement

The information contained in Item 3.02 below is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

On July 20, 2023, Aerkomm Inc. (the “Company”) entered into a subscription agreement with one investor (the “Investor”) who agreed to purchase an aggregate of 800,000 shares of the Company’s common stock, $0.001 par value per share, at a price of $12.50 per share (the “Shares”) for an aggregate purchase of $10,000,000. The Shares were offered and sold by the Company in a private placement offering (the “Offering”) under Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The investor represented in its subscription agreement that it not a resident of the United States or otherwise a “U.S. Person,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Pursuant to the terms of the subscription agreement, the parties have agreed that if the Company has not met the following conditions relating to the development of its new Full-Dominance Glass Semiconductor Antenna (the “FGSA Antenna”) by the end of business on June 30, 2024, the Subscriber shall have the right to sell the Shares back to the Company for the full amount the Subscriber originally paid for the Shares:

i. The Company shall have completed a “Design Release” meaning that it shall have an engineering sample of the FGSA Antenna publicly available and ready for sale;

ii. The Company shall have passed the “small batch market test” meaning that it shall have sold 5,000 sample units of the designed released FGSA Antenna; and

iii. The Company shall be ready for the “commercial release” of the FGSA Antenna meaning that the Company shall be ready to take orders for the mass production of the FGSA Antenna.

The Company and the Investor will separately agree on the timing of the Investor’s cash payments to the Company under the subscription agreement and the related issuances upon payment of the Shares to the Investor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Form of 2023 Common Stock Subscription Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2023	AERKOMM INC.

/s/ Louis Giordimaina
	Name:	Louis Giordimaina
	Title:	Chief Executive Officer

2